
                                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                               March 31, 2005       December 31, 2004*
                                                                            --------------------  ---------------------
                                                                                 (unaudited)
                                 ASSETS
  Cash and due from banks, noninterest-bearing                                  $  13,131,925          $  12,031,627
  Interest-bearing deposits in other banks                                          2,109,843              4,360,960
                                                                                -------------          -------------
    Total cash and cash equivalents                                                15,241,768             16,392,587
  Securities:
    Available for sale (amortized cost of $44,038,554 in March 2005
     and $44,432,476 in December 2004)                                             43,592,424             44,535,010
    Held to maturity (estimated market value of $2,512,111 in March
     2005 and $2,678,860 in December 2004)                                          2,541,116              2,659,595
  FHLB stock                                                                        5,289,000              4,518,500
  Loans held for sale                                                              10,302,054              7,239,131

  Loans                                                                           498,316,111            453,769,733
    Less allowance for loan losses                                                  4,657,822              4,353,227
                                                                                -------------          -------------
      Net loans                                                                   493,658,289            449,416,506

  Accrued interest receivable                                                       2,374,385              2,085,164
  Premises and equipment, net                                                       8,649,464              8,597,015
  Goodwill                                                                          1,461,543              1,461,543
  Other assets                                                                     13,226,201             13,202,393
                                                                                -------------          -------------
          Total assets                                                          $ 596,336,244          $ 550,107,444
                                                                                =============          =============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                      $ 441,985,339          $ 414,757,904
  Short-term borrowings                                                            40,283,750             32,342,878
  Escrow deposits                                                                     371,514                194,408
  Accrued interest payable                                                            224,452                190,689
  Accrued expenses and other liabilities                                            2,910,028              2,629,188
  Long-term obligations                                                            63,081,358             53,082,676
                                                                                -------------          -------------
       Total liabilities                                                          548,856,441            503,197,743
                                                                                -------------          -------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                       --                     --
  Common stock, $1 par value, 7,000,000 shares authorized,
   4,291,115 and 2,860,764 shares issued and outstanding                            4,291,115              2,860,764
  Additional paid-in capital                                                        2,673,233              2,673,233
  Accumulated other comprehensive income                                             (294,445)                67,672
  Retained earnings                                                                40,809,900             41,308,032
                                                                                -------------          -------------
       Total stockholders' equity                                                  47,479,803             46,909,701
                                                                                -------------          -------------
          Total liabilities and stockholders' equity                            $ 596,336,244          $ 550,107,444
                                                                                =============          =============

Book value per common share                                                     $       11.06          $       10.93
                                                                                =============          =============

*Derived from audited consolidated financial statements.


                         COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (Unaudited)

                                                                           THREE MONTHS ENDED
                                                                                MARCH 31,
                                                                        2005                2004
                                                                    ------------        -------------
INTEREST INCOME:
  Loans                                                              $ 7,253,678         $ 5,944,835
  Securities                                                             536,222             562,083
  Other                                                                   20,490               9,880
  Dividends on FHLB stock                                                 48,993              35,736
                                                                    ------------        -------------
       Total interest income                                           7,859,383           6,552,534
                                                                    ------------        -------------

INTEREST EXPENSE:
  Deposits                                                             2,082,491           1,506,825
  Borrowed funds                                                         717,894             672,009
                                                                    ------------        -------------
       Total interest expense                                          2,800,385           2,178,834
                                                                    ------------        -------------

NET INTEREST INCOME                                                    5,058,998           4,373,700
Provision for loan losses                                                325,000             220,000
                                                                    ------------        -------------
       Net interest income after provision for loan losses             4,733,998           4,153,700
                                                                    ------------        -------------

NONINTEREST INCOME:
   Gain on sale of loans                                                 607,951             580,169
   Service charges and fees on loans                                     152,989              69,713
   Deposit-related fees                                                  383,015             364,091
   Bank-owned life insurance earnings                                     79,035              86,608
   Other income, net                                                      33,389              44,910
                                                                    ------------        -------------
       Total noninterest income                                        1,256,379           1,145,491
                                                                    ------------        -------------

NONINTEREST EXPENSE:
   Compensation and fringe benefits                                    2,522,758           2,296,407
   Occupancy and equipment                                               857,244             824,305
   Professional and examination fees                                     124,128             131,221
   Advertising                                                           116,274             124,981
   Other                                                                 531,281             523,531
                                                                    ------------        -------------
     Total noninterest expenses                                        4,151,685           3,900,445
                                                                    ------------        -------------

Income before income taxes                                             1,838,692           1,398,746
Income tax expense                                                       691,056             480,276
                                                                    ------------        -------------

NET INCOME                                                           $ 1,147,636         $   918,470
                                                                    ============        =============

NET INCOME PER SHARE:
   Basic*                                                            $     0.27          $      0.21
                                                                    ============        =============
   Diluted*                                                          $     0.26          $      0.21
                                                                    ============        =============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic*                                                              4,291,115           4,283,309
                                                                    ============        =============
   Diluted*                                                            4,372,202           4,369,776
                                                                    ============        =============

*The 2004 information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on January 19, 2005 and paid on February 24, 2005.



AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.

                                                                                  For the quarter ended
                                                               March 31, 2005                           March 31, 2004
                                                  ----------------------------------------------------------------------------------
(Dollars in thousands)                                                           Average                                  Average
                                                     Average                      Yield/       Average                     Yield/
                                                     Balance       Interest       Cost         Balance      Interest       Cost
                                                  ------------    -----------   ----------   -----------   -----------   ----------
Interest-earning assets:
   Interest-bearing deposits in other banks          $  3,607       $    20       2.22%      $   4,432      $    10        0.90%
   Securities:
      Available for sale                               44,283           505       4.56%         46,512          512        4.40%
      Held to maturity                                  2,623            31       4.73%          3,749           50        5.33%
   FHLB stock                                           4,671            49       4.20%          4,133           36        3.48%
   Loan portfolio                                     482,835         7,254       6.01%        416,469        5,945        5.71%
                                                   -----------     ----------                ----------    ----------
    Total interest-earning assets                     538,019         7,859       5.84%        475,295        6,553        5.51%

Non-interest earning assets                            25,273                                   25,629
                                                   -----------                               ----------
Total assets                                         $563,292                                $ 500,924
                                                   ===========                               ==========

Interest-bearing liabilities:
   Deposits                                           392,237         2,082       2.12%        344,086        1,507        1.75%
   Borrowed funds                                      87,093           718       3.30%         86,052          672        3.12%
                                                   -----------     ----------                ----------    ----------
    Total interest-bearing liabilities                479,330       $ 2,800       2.34%        430,138      $ 2,179        2.03%
                                                                   ----------                              ----------

Non-interest bearing liabilities                       38,259                                   29,868
                                                   -----------                               ----------

    Total liabilities                                 517,589                                  460,006
    Stockholders' equity                               45,703                                   40,918
                                                   -----------                               ----------
Total liabilities and stockholders' equity           $563,292                                $ 500,924
                                                   ===========                               ==========

Net interest income                                                 $ 5,059                                 $ 4,374
                                                                   ==========                              ==========

Interest rate spread                                                              3.51%                                    3.49%
                                                                                =======                                  ========

Net yield on interest-earning assets                                              3.76%                                    3.68%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                                   112.2%                                   110.5%
                                                                                =======                                  ========